Exhibit 99.1

Bank of Hawai‘i Corporation Fourth Quarter 2022 Financial Results

•	2022 Diluted Earnings Per Common Share $5.48
•	2022 Net Income $225.8 Million
•	Diluted Earnings Per Common Share $1.50 for the Fourth Quarter of 2022
•	Net Income $61.3 Million for the Fourth Quarter of 2022
•	Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 23, 2023) -- Bank of Hawai‘i Corporation (NYSE: BOH) today reported diluted earnings per common share of $5.48 for the full year of 2022, compared with diluted earnings per common share of $6.25 for the full year of 2021.  Net income for the year was $225.8 million, down 10.9% from the previous year.  Return on average assets for the full year of 2022 was 0.98%, compared to 1.14% in 2021.  Return on average common equity for the full year of 2022 was 17.83% compared to 17.92% in 2021.

Diluted earnings per common share for the fourth quarter of 2022 was $1.50, compared with diluted earnings per common share of $1.28 in the previous quarter and $1.55 in the same quarter last year.  Net income for the fourth quarter of 2022 was $61.3 million, up 16.1% from the third quarter of 2022 and down 4.0% from the fourth quarter of 2021. The increase from the third quarter of 2022 was primarily due to a one-time charge in the third quarter related to our agreement to sell assets that terminated certain leveraged leases.

“Bank of Hawai‘i ended 2022 with strong financial performance," said Peter Ho, Chairman, President, and CEO.  “As we look forward into 2023, we are well positioned for a challenging environment, thanks to our leading market position, superior credit quality, disciplined expense management, and strong liquidity and capital.”

Financial Highlights

•	The return on average assets for the fourth quarter of 2022 was 1.05% compared with 0.91% in the previous quarter and 1.12% in the same quarter of 2021.

•	The return on average common equity for the fourth quarter of 2022 was 21.28% compared with 16.98% in the previous quarter and 17.40% in the same quarter of 2021.

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Bank of Hawaii Corporation Fourth Quarter 2022 Financial Results	Page 2

•

Net interest income for the fourth quarter of 2022 was $140.7 million, a decrease of 0.6% from the third quarter of 2022 and an increase of 11.4% from the fourth quarter of 2021.  Net interest margin was 2.60% in the fourth quarter of 2022, unchanged from the previous quarter and an increase of 26 basis points from the same quarter of 2021.

o	The increase in net interest income and margin in the fourth quarter of 2022 compared to the prior year was due to the higher rate environment and strong loan growth over the year.

•	There was a $0.2 million provision for credit losses for the fourth quarter of 2022 compared with no provision in the previous quarter and a net benefit of $9.7 million in the same quarter of 2021.

•	Noninterest income was $41.2 million in the fourth quarter of 2022, an increase of 34.3% from the previous quarter and a decrease of 3.3% from the same quarter of 2021.
o

Noninterest income in the third quarter of 2022 included a one-time pre-tax charge of $6.9 million related to our agreement to sell assets that terminated leveraged leases related to 31 locomotives.  In addition, noninterest income in the third quarter also included a negative adjustment of $0.9 million related to a change in the Visa Class B conversion ratio.

•	Noninterest expense was $102.7 million in the fourth quarter of 2022, a decrease of 2.9% from the previous quarter and an increase of 1.0% from the same quarter of 2021.
o	Noninterest expense in the third quarter of 2022 included $1.8 million in separation expenses.

•	The effective tax rate for the fourth quarter of 2022 was 22.4% compared with 20.7% in the previous quarter and 17.1% during the same quarter of 2021.
o	The lower effective tax rate in the prior quarter was primarily due to tax benefits related to the aforementioned agreement to sell assets that terminated certain leveraged leases.
o

The lower effective tax rate in the fourth quarter of 2021 included a $3.6 million benefit due to larger than expected tax credits from 2020 and a reduction in the valuation allowance related to low-income housing partnerships.

Asset Quality

The Company’s overall asset quality remained strong during the fourth quarter of 2022.

•

Total non-performing assets were $12.6 million at December 31, 2022, down $1.2 million from September 30, 2022 and down $6.3 million from December 31, 2021.  Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.09% at the end of the quarter, a decrease of 1 basis point from the end of the prior quarter and a decrease of 6 basis points from the same quarter of 2021.

•	Net loan and lease charge-offs during the fourth quarter of 2022 were $1.9 million or 0.05% annualized of total average loans and leases outstanding.
o	Net loan and lease charge-offs for the fourth quarter of 2022 were comprised of charge-offs of $3.2 million partially offset by recoveries of $1.4 million.
o	Compared to the prior quarter, net loan and lease charge-offs increased by $0.7 million or 2 basis points annualized on total average loans and leases outstanding.
o	Compared to the same quarter of 2021, net loan and lease charge-offs increased by $1.2 million or 3 basis points annualized on total average loans and leases outstanding.

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Bank of Hawaii Corporation Fourth Quarter 2022 Financial Results	Page 3

•

The allowance for credit losses on loans and leases was $144.4 million at December 31, 2022, a decrease of $2.0 million from September 30, 2022 and a decrease of $13.4 million from December 31, 2021.  The ratio of the allowance for credit losses to total loans and leases outstanding was 1.06% at the end of the quarter, down 4 basis points from the end of the prior quarter and down 23 basis points from the end of the same quarter of 2021.

Balance Sheet

•	Total assets were $23.6 billion at December 31, 2022, an increase of 2.0% from September 30, 2022 and an increase of 3.6% from December 31, 2021.

•	The investment securities portfolio was $8.3 billion at December 31, 2022, an increase of 4.7% from September 30, 2022 and a decrease of 7.9% from December 31, 2021.
o	The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

•	Total loans and leases were $13.6 billion at December 31, 2022, an increase of 2.4% from September 30, 2022 and an increase of 11.3% from December 31, 2021.
o	Total loans and leases excluding PPP loans were $13.6 billion at December 31, 2022, an increase of 2.5% from September 30, 2022 and an increase of 12.3% from December 31, 2021.

•	Total deposits were $20.6 billion at December 31, 2022, a decrease of 1.3% from September 30, 2022 and an increase of 1.3% from December 31, 2021.

Capital and Dividends

•	The Tier 1 Capital Ratio was 12.15% at December 31, 2022 compared with 12.72% at September 30, 2022 and 13.56% at December 31, 2021.

•	The Tier 1 Leverage Ratio was 7.37% at December 31, 2022 compared with 7.28% at September 30, 2022 and 7.32% at December 31, 2021.

•

The Company repurchased 192.3 thousand shares of common stock at a total cost of $15.0 million under its share repurchase program in the fourth quarter of 2022 at an average cost of $77.77 per share repurchased.

o

The Company’s Board of Directors increased the authorization under the share repurchase program by an additional $100.0 million.  Total remaining buyback authority under the share repurchase program was $135.9 million at January 20, 2023.

•

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares.  The dividend will be payable on March 14, 2023 to shareholders of record at the close of business on February 28, 2023.

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Bank of Hawaii Corporation Fourth Quarter 2022 Financial Results	Page 4

•

On January 4, 2023, the Board of Directors declared the quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, on its preferred stock.  The depositary shares representing the Series A Preferred Stock are traded on the NYSE under the symbol “BOH.PRA.”  The dividend will be payable on February 1, 2023 to shareholders of record of the preferred stock at the close of business on January 17, 2023.

Conference Call Information

The Company will review its fourth quarter financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com.

•	The webcast can be accessed via the link below: https://register.vevent.com/register/BIdfc785c2e350424681d5c04507f9b94f.
•

A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawaii Time on Monday, January 23, 2023. The replay will be accessible via the same link.  In addition, the replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors.  More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2021 and its Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which were filed with the U.S. Securities and Exchange Commission.  These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company's principal subsidiary, Bank of Hawai'i, was founded in 1897.  For more information about Bank of Hawai‘i Corporation, see the Company’s web site, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.

# # # #

Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
For the Period:
Operating Results
Net Interest Income	$140,738	$141,655	$126,388	$540,558	$497,290
Provision for Credit Losses	200	-	(9,700)	(7,800)	(50,500)
Total Noninterest Income	41,172	30,660	42,574	157,541	171,353
Total Noninterest Expense	102,703	105,749	101,678	415,265	393,589
Pre-Provision Net Revenue	79,207	66,566	67,284	282,834	275,054
Net Income	61,307	52,801	63,837	225,804	253,372
Net Income Available to Common Shareholders	59,338	50,832	61,868	217,928	250,397
Basic Earnings Per Common Share	1.51	1.28	1.56	5.50	6.29
Diluted Earnings Per Common Share	1.50	1.28	1.55	5.48	6.25
Dividends Declared Per Common Share	0.70	0.70	0.70	2.80	2.74

Performance Ratios
Return on Average Assets	1.05%	0.91%	1.12%	0.98%	1.14%
Return on Average Shareholders' Equity	18.91	15.31	15.92	16.10	16.94
Return on Average Common Equity	21.28	16.98	17.40	17.83	17.92
Efficiency Ratio [1]	56.46	61.37	60.18	59.49	58.86
Net Interest Margin [2]	2.60	2.60	2.34	2.50	2.36
Dividend Payout Ratio [3]	46.36	54.69	44.87	50.91	43.56
Average Shareholders' Equity to Average Assets	5.56	5.91	7.02	6.10	6.73

Average Balances
Average Loans and Leases	$13,452,791	$13,126,717	$12,086,705	$12,896,510	$12,023,669
Average Assets	23,147,398	23,135,820	22,666,280	23,006,671	22,227,156
Average Deposits	20,341,327	20,863,681	20,222,470	20,550,739	19,771,147
Average Shareholders' Equity	1,286,291	1,367,946	1,590,600	1,402,533	1,495,586

Per Share of Common Stock
Book Value	$28.54	$27.55	$35.57	$28.54	$35.57
Tangible Book Value	27.75	26.76	34.78	27.75	34.78
Market Value
Closing	77.56	76.12	83.76	77.56	83.76
High	82.87	85.45	88.96	92.38	99.10
Low	70.15	70.89	78.73	70.15	75.65

			December 31,	September 30,	December 31,
			2022	2022	2021
As of Period End:
Balance Sheet Totals
Loans and Leases			$13,646,420	$13,321,606	$12,259,076
Total Assets			23,606,877	23,134,040	22,784,941
Total Deposits			20,615,696	20,888,773	20,360,108
Other Debt			410,294	10,319	10,391
Total Shareholders' Equity			1,316,995	1,282,384	1,611,611

Asset Quality
Non-Performing Assets			$12,647	$13,868	$18,966
Allowance for Credit Losses - Loans and Leases			144,439	146,436	157,821
Allowance to Loans and Leases Outstanding [4]			1.06%	1.10%	1.29%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio			10.92%	11.42%	12.12%
Tier 1 Capital Ratio			12.15	12.72	13.56
Total Capital Ratio			13.17	13.82	14.81
Tier 1 Leverage Ratio			7.37	7.28	7.32
Total Shareholders' Equity to Total Assets			5.58	5.54	7.07
Tangible Common Equity to Tangible Assets [6]			4.69	4.64	6.15
Tangible Common Equity to Risk-Weighted Assets [6]			7.76	7.97	11.44

Non-Financial Data
Full-Time Equivalent Employees			2,076	2,115	2,056
Branches			51	51	54
ATMs			320	316	307

[1]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2]	Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3]	Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4]	The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5]	Regulatory capital ratios as of December 31, 2022 are preliminary.
[6]	Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.

Tangible common equity is defined by the Company as common shareholders' equity minus goodwill.

See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021

Total Shareholders' Equity	$1,316,995	$1,282,384	$1,611,611
Less: Preferred Stock	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,105,478	$1,070,867	$1,400,094

Total Assets	23,606,877	23,134,040	22,784,941
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$23,575,360	$23,102,523	$22,753,424

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,238,798	$13,428,188	$12,236,805

Total Shareholders' Equity to Total Assets	5.58%	5.54%	7.07%
Tangible Common Equity to Tangible Assets (Non-GAAP)	4.69%	4.64%	6.15%

Tier 1 Capital Ratio [1]	12.15%	12.72%	13.56%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	7.76%	7.97%	11.44%

[1]	Regulatory capital ratios as of December 31, 2022 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2021	2022	2021
Interest Income
Interest and Fees on Loans and Leases	$128,683	$115,013	$97,853	$439,798	$398,616
Income on Investment Securities
Available-for-Sale	18,476	16,995	15,850	70,555	64,550
Held-to-Maturity	23,708	20,243	18,325	81,490	61,955
Deposits	13	10	1	32	10
Funds Sold	1,093	2,335	104	4,274	883
Other	340	322	176	1,217	702
Total Interest Income	172,313	154,918	132,309	597,366	526,716
Interest Expense
Deposits	23,494	10,296	2,898	39,678	15,216
Securities Sold Under Agreements to Repurchase	4,289	2,745	2,834	12,600	13,260
Funds Purchased	318	40	6	417	7
Short-Term Borrowings	1,978	-	-	2,070	-
Other Debt	1,496	182	183	2,043	943
Total Interest Expense	31,575	13,263	5,921	56,808	29,426
Net Interest Income	140,738	141,655	126,388	540,558	497,290
Provision for Credit Losses	200	-	(9,700)	(7,800)	(50,500)
Net Interest Income After Provision for Credit Losses	140,538	141,655	136,088	548,358	547,790
Noninterest Income
Trust and Asset Management	10,652	10,418	11,693	43,803	46,068
Mortgage Banking	991	1,002	2,908	5,980	14,964
Service Charges on Deposit Accounts	7,513	7,526	6,861	29,620	25,564
Fees, Exchange, and Other Service Charges	13,906	13,863	14,439	54,914	55,457
Investment Securities Losses, Net	(1,124)	(2,147)	(1,258)	(6,111)	(1,297)
Annuity and Insurance	1,087	1,034	876	3,782	3,224
Bank-Owned Life Insurance	2,475	2,486	1,907	9,968	7,784
Other	5,672	(3,522)	5,148	15,585	19,589
Total Noninterest Income	41,172	30,660	42,574	157,541	171,353
Noninterest Expense
Salaries and Benefits	57,639	59,938	59,434	235,270	228,293
Net Occupancy	9,499	10,186	9,028	39,441	26,244
Net Equipment	9,942	9,736	9,105	38,374	35,703
Data Processing	4,579	4,616	4,696	18,362	20,297
Professional Fees	3,958	3,799	3,427	14,557	12,895
FDIC Insurance	1,774	1,680	1,619	6,546	6,536
Other	15,312	15,794	14,369	62,715	63,621
Total Noninterest Expense	102,703	105,749	101,678	415,265	393,589
Income Before Provision for Income Taxes	79,007	66,566	76,984	290,634	325,554
Provision for Income Taxes	17,700	13,765	13,147	64,830	72,182
Net Income	$61,307	$52,801	$63,837	$225,804	$253,372
Preferred Stock Dividends	1,969	1,969	1,969	7,877	2,975
Net Income Available to Common Shareholders	$59,338	$50,832	$61,868	$217,927	$250,397
Basic Earnings Per Common Share	$1.51	$1.28	$1.56	$5.50	$6.29
Diluted Earnings Per Common Share	$1.50	$1.28	$1.55	$5.48	$6.25
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$2.80	$2.74
Basic Weighted Average Common Shares	39,395,338	39,567,047	39,741,063	39,601,089	39,837,798
Diluted Weighted Average Common Shares	39,618,896	39,758,209	39,955,525	39,788,002	40,053,664

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2022	2022	2021	2022	2021
Net Income	$61,307	$52,801	$63,837	$225,804	$253,372
Other Comprehensive Loss, Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	5,677	(79,600)	(26,244)	(376,694)	(83,958)
Defined Benefit Plans	7,359	354	8,430	8,418	9,754
Other Comprehensive Income (Loss)	13,036	(79,246)	(17,814)	(368,276)	(74,204)
Comprehensive Income (Loss)	$74,343	$(26,445)	$46,023	$(142,472)	$179,168

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands)	2022	2022	2021
Assets
Interest-Bearing Deposits in Other Banks	$3,724	$5,429	$2,571
Funds Sold	81,364	402,714	361,536
Investment Securities
Available-for-Sale	2,844,823	2,424,608	4,276,056
Held-to-Maturity (Fair Value of $4,615,393; $4,668,074; and $4,646,619)	5,414,139	5,461,160	4,694,780
Loans Held for Sale	1,035	418	26,746
Loans and Leases	13,646,420	13,321,606	12,259,076
Allowance for Credit Losses	(144,439)	(146,436)	(157,821)
Net Loans and Leases	13,501,981	13,175,170	12,101,255
Total Earning Assets	21,847,066	21,469,499	21,462,944
Cash and Due from Banks	316,679	247,506	196,327
Premises and Equipment, Net	206,777	208,251	199,393
Operating Lease Right-of-Use Assets	92,307	94,613	95,621
Accrued Interest Receivable	61,002	50,143	45,242
Foreclosed Real Estate	1,040	1,040	2,332
Mortgage Servicing Rights	22,619	23,104	22,251
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	453,882	451,407	344,587
Other Assets	573,988	556,960	384,727
Total Assets	$23,606,877	$23,134,040	$22,784,941

Liabilities
Deposits
Noninterest-Bearing Demand	$6,714,982	$7,300,157	$7,275,287
Interest-Bearing Demand	4,232,567	4,399,625	4,628,567
Savings	7,962,410	7,954,006	7,456,165
Time	1,705,737	1,234,985	1,000,089
Total Deposits	20,615,696	20,888,773	20,360,108
Securities Sold Under Agreements to Repurchase	725,490	425,490	450,490
Other Debt	410,294	10,319	10,391
Operating Lease Liabilities	100,526	102,705	103,210
Retirement Benefits Payable	26,991	37,053	38,494
Accrued Interest Payable	9,698	3,405	2,499
Taxes Payable	7,104	13,527	11,901
Other Liabilities	394,083	370,384	196,237
Total Liabilities	22,289,882	21,851,656	21,173,330
Shareholders' Equity
Preferred Stock ($.01 par value; authorized 180,000 shares;
issued / outstanding: December 31, 2022; September 30, 2022; and December 31, 2021 - 180,000)	180,000	180,000	180,000
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2022 - 58,733,625 / 39,835,750;
September 30, 2022 - 58,728,796 / 40,011,473; and December 31, 2021 - 58,554,669 / 40,253,193)	582	582	581
Capital Surplus	620,578	615,985	602,508
Accumulated Other Comprehensive Loss	(434,658)	(447,694)	(66,382)
Retained Earnings	2,055,912	2,024,641	1,950,375
Treasury Stock, at Cost (Shares: December 31, 2022 - 18,897,875; September 30, 2022 - 18,717,323;
and December 31, 2021 - 18,301,476)	(1,105,419)	(1,091,130)	(1,055,471)
Total Shareholders' Equity	1,316,995	1,282,384	1,611,611
Total Liabilities and Shareholders' Equity	$23,606,877	$23,134,040	$22,784,941

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
						Accumulated
						Other
	Preferred		Common			Comprehensive
	Shares	Preferred	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2020	-	$-	40,119,312	$580	$591,360	$7,822	$1,811,979	$(1,037,234)	$1,374,507
Net Income	-	-	-	-	-	-	253,372	-	253,372
Other Comprehensive Loss	-	-	-	-	-	(74,204)	-	-	(74,204)
Share-Based Compensation	-	-	-	-	13,267	-	-	-	13,267
Preferred Stock Issued, Net	180,000	180,000	-	-	(4,513)	-	-	-	175,487
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	-	-	507,121	1	2,394	-	(1,368)	13,021	14,048
Common Stock Repurchased	-	-	(373,240)	-	-	-	-	(31,258)	(31,258)
Cash Dividends Declared Common Stock ($2.74 per share)	-	-	-	-	-	-	(110,633)	-	(110,633)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(2,975)	-	(2,975)
Balance as of December 31, 2021	180,000	$180,000	40,253,193	$581	$602,508	$(66,382)	$1,950,375	$(1,055,471)	$1,611,611

Net Income	-	-	-	-	-	-	225,804	-	225,804
Other Comprehensive Loss	-	-	-	-	-	(368,276)	-	-	(368,276)
Share-Based Compensation	-	-	-	-	16,066	-	-	-	16,066
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	-	-	272,007	1	2,004	-	167	5,115	7,287
Common Stock Repurchased	-	-	(689,450)	-	-	-	-	(55,063)	(55,063)
Cash Dividends Declared Common Stock ($2.80 per share)	-	-	-	-	-	-	(112,557)	-	(112,557)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	(7,877)	-	(7,877)
Balance as of December 31, 2022	180,000	$180,000	39,835,750	$582	$620,578	$(434,658)	$2,055,912	$(1,105,419)	$1,316,995

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	2.32%	$2.9	$-	1.32%	$2.2	$-	0.05%
Funds Sold	118.1	1.2	3.62	411.8	2.3	2.22	273.2	0.1	0.15
Investment Securities
Available-for-Sale
Taxable	2,593.5	18.4	2.83	3,481.9	17.0	1.95	4,308.6	15.8	1.47
Non-Taxable	7.5	0.1	4.14	2.5	-	1.56	5.8	0.1	3.67
Held-to-Maturity
Taxable	5,401.9	23.5	1.74	4,645.7	20.1	1.73	4,757.4	18.1	1.52
Non-Taxable	35.4	0.2	2.10	35.6	0.2	2.10	58.0	0.3	2.31
Total Investment Securities	8,038.3	42.2	2.10	8,165.7	37.3	1.82	9,129.8	34.3	1.50
Loans Held for Sale	3.3	-	5.65	4.3	0.1	4.46	20.8	0.1	2.85
Loans and Leases [3]
Commercial and Industrial	1,379.9	14.8	4.25	1,353.8	12.5	3.66	1,297.0	8.9	2.72
Paycheck Protection Program	21.3	0.1	2.30	28.0	0.2	3.02	181.0	5.7	12.55
Commercial Mortgage	3,627.4	40.6	4.44	3,530.9	33.3	3.74	3,075.1	22.2	2.86
Construction	246.9	3.3	5.29	233.0	2.8	4.81	246.8	2.2	3.50
Commercial Lease Financing	72.0	0.3	1.49	89.1	0.4	1.58	107.4	0.3	1.12
Residential Mortgage	4,617.9	38.9	3.37	4,526.6	37.4	3.30	4,293.6	33.9	3.16
Home Equity	2,207.7	17.9	3.23	2,144.8	16.4	3.04	1,757.8	12.8	2.88
Automobile	851.1	7.0	3.29	795.5	6.4	3.19	730.2	6.1	3.34
Other [4]	428.6	6.1	5.64	425.0	5.9	5.48	397.8	5.8	5.79
Total Loans and Leases	13,452.8	129.0	3.81	13,126.7	115.3	3.49	12,086.7	97.9	3.22
Other	50.1	0.4	2.72	36.9	0.3	3.49	34.4	0.2	2.05
Total Earning Assets	21,664.8	172.8	3.17	21,748.3	155.3	2.84	21,547.1	132.6	2.45
Cash and Due from Banks	244.3			233.5			231.3
Other Assets	1,238.3			1,154.0			887.9
Total Assets	$23,147.4			$23,135.8			$22,666.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,131.4	3.5	0.33	$4,286.0	1.4	0.13	$4,685.7	0.7	0.06
Savings	7,869.9	13.4	0.68	7,962.0	6.6	0.33	7,443.2	1.2	0.06
Time	1,467.7	6.6	1.78	1,146.9	2.3	0.79	1,019.2	1.0	0.40
Total Interest-Bearing Deposits	13,469.0	23.5	0.69	13,394.9	10.3	0.30	13,148.1	2.9	0.09
Short-Term Borrowings	234.9	2.3	3.82	4.9	0.1	3.17	18.5	-	0.13
Securities Sold Under Agreements to Repurchase	594.5	4.3	2.82	425.5	2.7	2.52	450.5	2.8	2.46
Other Debt	137.5	1.5	4.32	10.3	0.2	7.05	10.4	0.2	7.05
Total Interest-Bearing Liabilities	14,435.9	31.6	0.87	13,835.6	13.3	0.38	13,627.5	5.9	0.17
Net Interest Income		$141.2			$142.0			$126.7
Interest Rate Spread			2.30%			2.46%			2.28%
Net Interest Margin			2.60%			2.60%			2.34%
Noninterest-Bearing Demand Deposits	6,872.3			7,468.8			7,074.4
Other Liabilities	552.9			463.5			373.8
Shareholders' Equity	1,286.3			1,367.9			1,590.6
Total Liabilities and Shareholders' Equity	$23,147.4			$23,135.8			$22,666.3

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $433,000, $343,000, and $280,000 for the three months ended December 31, 2022, September 30, 2022, and December 31, 2021, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Year Ended			Year Ended
	December 31, 2022			December 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$3.0	$-	1.05%	$2.7	$-	0.36%
Funds Sold	260.5	4.3	1.64	692.4	0.9	0.13
Investment Securities
Available-for-Sale
Taxable	3,644.2	70.5	1.93	4,266.9	64.2	1.50
Non-Taxable	4.0	0.1	2.92	10.1	0.4	4.21
Held-to-Maturity
Taxable	4,750.0	80.9	1.70	3,988.1	61.0	1.53
Non-Taxable	35.6	0.7	2.10	50.7	1.2	2.41
Total Investment Securities	8,433.8	152.2	1.80	8,315.8	126.8	1.53
Loans Held for Sale	6.9	0.3	3.70	24.3	0.7	2.82
Loans and Leases [3]
Commercial and Industrial	1,349.3	46.2	3.42	1,285.1	37.1	2.88
Paycheck Protection Program	44.0	2.7	6.07	453.9	25.7	5.67
Commercial Mortgage	3,420.1	121.9	3.56	2,940.0	86.7	2.95
Construction	232.6	10.6	4.56	271.6	9.5	3.50
Commercial Lease Financing	88.5	1.3	1.49	107.2	1.5	1.42
Residential Mortgage	4,484.2	147.4	3.29	4,232.4	140.1	3.31
Home Equity	2,072.2	62.1	3.00	1,637.1	49.6	3.03
Automobile	786.1	25.4	3.23	717.0	24.6	3.43
Other [4]	419.5	23.0	5.49	379.4	23.9	6.30
Total Loans and Leases	12,896.5	440.6	3.42	12,023.7	398.7	3.32
Other	40.5	1.2	3.01	32.9	0.7	2.13
Total Earning Assets	21,641.2	598.6	2.77	21,091.8	527.8	2.50
Cash and Due from Banks	237.4			252.5
Other Assets	1,128.1			882.9
Total Assets	$23,006.7			$22,227.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$4,377.1	6.1	0.14	$4,509.8	2.7	0.06
Savings	7,767.7	22.9	0.30	7,421.9	6.2	0.08
Time	1,135.5	10.7	0.94	1,331.8	6.3	0.47
Total Interest-Bearing Deposits	13,280.3	39.7	0.30	13,263.5	15.2	0.11
Short-Term Borrowings	77.1	2.5	3.23	5.2	-	0.13
Securities Sold Under Agreements to Repurchase	479.8	12.6	2.63	541.9	13.3	2.45
Other Debt	42.4	2.0	4.82	27.7	0.9	3.41
Total Interest-Bearing Liabilities	13,879.6	56.8	0.41	13,838.3	29.4	0.21
Net Interest Income		$541.8			$498.4
Interest Rate Spread			2.36%			2.29%
Net Interest Margin			2.50%			2.36%
Noninterest-Bearing Demand Deposits	7,270.4			6,507.6
Other Liabilities	454.2			385.7
Shareholders' Equity	1,402.5			1,495.6
Total Liabilities and Shareholders' Equity	$23,006.7			$22,227.2

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,251,000 and $1,116,000 for the year ended December 31, 2022 and December 31, 2021, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2022
	Compared to September 30, 2022
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(2.1)	$1.0	$(1.1)
Investment Securities
Available-for-Sale
Taxable	(5.1)	6.5	1.4
Non-Taxable	0.1	-	0.1
Held-to-Maturity
Taxable	3.2	0.2	3.4
Total Investment Securities	(1.8)	6.7	4.9
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	0.3	2.0	2.3
Paycheck Protection Program	(0.1)	-	(0.1)
Commercial Mortgage	0.9	6.4	7.3
Construction	0.2	0.3	0.5
Commercial Lease Financing	(0.1)	-	(0.1)
Residential Mortgage	0.8	0.7	1.5
Home Equity	0.5	1.0	1.5
Automobile	0.4	0.2	0.6
Other [2]	-	0.2	0.2
Total Loans and Leases	2.9	10.8	13.7
Other	0.4	(0.3)	0.1
Total Change in Interest Income	(0.7)	18.2	17.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	2.1	2.1
Savings	(0.1)	6.9	6.8
Time	0.8	3.5	4.3
Total Interest-Bearing Deposits	0.7	12.5	13.2
Short-Term Borrowings	2.2	-	2.2
Securities Sold Under Agreements to Repurchase	1.2	0.4	1.6
Other Debt	1.4	(0.1)	1.3
Total Change in Interest Expense	5.5	12.8	18.3

Change in Net Interest Income	$(6.2)	$5.4	$(0.8)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$1.2	$1.1
Investment Securities
Available-for-Sale
Taxable	(8.1)	10.7	2.6
Held-to-Maturity
Taxable	2.6	2.8	5.4
Non-Taxable	(0.1)	-	(0.1)
Total Investment Securities	(5.6)	13.5	7.9
Loans Held for Sale	(0.2)	0.1	(0.1)
Loans and Leases
Commercial and Industrial	0.6	5.3	5.9
Paycheck Protection Program	(2.9)	(2.7)	(5.6)
Commercial Mortgage	4.5	13.9	18.4
Construction	-	1.1	1.1
Commercial Lease Financing	(0.1)	0.1	-
Residential Mortgage	2.7	2.3	5.0
Home Equity	3.5	1.6	5.1
Automobile	1.0	(0.1)	0.9
Other [2]	0.4	(0.1)	0.3
Total Loans and Leases	9.7	21.4	31.1
Other	0.1	0.1	0.2
Total Change in Interest Income	3.9	36.3	40.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	2.9	2.8
Savings	0.1	12.1	12.2
Time	0.6	5.0	5.6
Total Interest-Bearing Deposits	0.6	20.0	20.6
Short-Term Borrowings	0.7	1.6	2.3
Securities Sold Under Agreements to Repurchase	1.0	0.5	1.5
Other Debt	1.4	(0.1)	1.3
Total Change in Interest Expense	3.7	22.0	25.7

Change in Net Interest Income	$0.2	$14.3	$14.5

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.9)	$4.3	$3.4
Investment Securities
Available-for-Sale
Taxable	(10.3)	16.6	6.3
Non-Taxable	(0.2)	(0.1)	(0.3)
Held-to-Maturity
Taxable	12.5	7.4	19.9
Non-Taxable	(0.3)	(0.2)	(0.5)
Total Investment Securities	1.7	23.7	25.4
Loans Held for Sale	(0.6)	0.2	(0.4)
Loans and Leases
Commercial and Industrial	1.9	7.2	9.1
Paycheck Protection Program	(24.8)	1.8	(23.0)
Commercial Mortgage	15.5	19.7	35.2
Construction	(1.5)	2.6	1.1
Commercial Lease Financing	(0.2)	-	(0.2)
Residential Mortgage	8.3	(1.0)	7.3
Home Equity	13.1	(0.6)	12.5
Automobile	2.3	(1.5)	0.8
Other [2]	2.3	(3.2)	(0.9)
Total Loans and Leases	16.9	25.0	41.9
Other	0.2	0.3	0.5
Total Change in Interest Income	17.3	53.5	70.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	3.5	3.4
Savings	0.3	16.4	16.7
Time	(1.0)	5.4	4.4
Total Interest-Bearing Deposits	(0.8)	25.3	24.5
Short-Term Borrowings	0.9	1.6	2.5
Securities Sold Under Agreements to Repurchase	(1.6)	0.9	(0.7)
Other Debt	0.6	0.5	1.1
Total Change in Interest Expense	(0.9)	28.3	27.4

Change in Net Interest Income	$18.2	$25.2	$43.4

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2022	2022	2021	2022	2021
Salaries	$37,395	$37,792	$35,758	$146,840	$135,416
Incentive Compensation	5,356	5,885	6,699	23,425	22,462
Share-Based Compensation	3,901	3,558	3,396	15,220	12,489
Commission Expense	830	1,005	2,094	4,708	8,901
Retirement and Other Benefits	4,065	4,448	4,661	17,242	20,213
Payroll Taxes	2,591	2,826	2,585	13,395	12,404
Medical, Dental, and Life Insurance	3,528	2,605	3,981	11,958	12,831
Separation Expense	(27)	1,819	260	2,482	3,577
Total Salaries and Benefits	$57,639	$59,938	$59,434	$235,270	$228,293

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2022	2022	2022	2022	2021
Commercial
Commercial and Industrial	$1,389,066	$1,368,966	$1,323,830	$1,354,757	$1,361,921
Paycheck Protection Program	19,579	22,955	31,964	57,809	126,779
Commercial Mortgage	3,725,542	3,591,943	3,464,126	3,257,689	3,152,130
Construction	260,825	236,498	246,177	248,363	220,254
Lease Financing	69,491	73,989	89,535	98,107	105,108
Total Commercial	5,464,503	5,294,351	5,155,632	5,016,725	4,966,192
Consumer
Residential Mortgage	4,653,072	4,585,723	4,486,571	4,405,718	4,309,602
Home Equity	2,225,950	2,185,484	2,101,612	1,958,285	1,836,588
Automobile	870,396	820,640	775,065	742,934	736,565
Other [1]	432,499	435,408	432,693	420,830	410,129
Total Consumer	8,181,917	8,027,255	7,795,941	7,527,767	7,292,884
Total Loans and Leases	$13,646,420	$13,321,606	$12,951,573	$12,544,492	$12,259,076

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2022	2022	2022	2022	2021
Consumer	$10,304,335	$10,507,946	$10,554,121	$10,654,192	$10,438,844
Commercial	8,569,670	8,841,781	8,824,609	8,818,477	8,641,932
Public and Other	1,741,691	1,539,046	1,646,951	1,243,618	1,279,332
Total Deposits	$20,615,696	$20,888,773	$21,025,681	$20,716,287	$20,360,108

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2022	2022	2022	2022	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$37	$49	$85	$99	$243
Commercial Mortgage	3,309	3,396	3,462	8,065	8,205
Total Commercial	3,346	3,445	3,547	8,164	8,448
Consumer
Residential Mortgage	4,239	4,945	5,179	3,845	3,305
Home Equity	4,022	4,438	4,435	5,638	4,881
Total Consumer	8,261	9,383	9,614	9,483	8,186
Total Non-Accrual Loans and Leases	11,607	12,828	13,161	17,647	16,634
Foreclosed Real Estate	1,040	1,040	2,332	2,332	2,332
Total Non-Performing Assets	$12,647	$13,868	$15,493	$19,979	$18,966

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$-	$-	$22	$-
Total Commercial	-	-	-	22	-
Consumer
Residential Mortgage	2,429	3,279	2,638	4,113	3,159
Home Equity	1,673	1,061	2,029	2,722	3,456
Automobile	589	467	359	504	729
Other [1]	683	513	508	649	426
Total Consumer	5,374	5,320	5,534	7,988	7,770
Total Accruing Loans and Leases Past Due 90 Days or More	$5,374	$5,320	$5,534	$8,010	$7,770
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$43,658	$44,641	$46,024	$54,136	$60,519
Total Loans and Leases	$13,646,420	$13,321,606	$12,951,573	$12,544,492	$12,259,076

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.09%	0.10%	0.10%	0.14%	0.14%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.09%	0.10%	0.12%	0.16%	0.15%

Ratio of Non-Performing Assets to Total Assets	0.05%	0.06%	0.06%	0.07%	0.07%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.06%	0.07%	0.07%	0.16%	0.17%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.11%	0.13%	0.15%	0.16%	0.14%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.13%	0.14%	0.16%	0.22%	0.22%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$13,868	$15,493	$19,979	$18,966	$20,620
Additions	704	489	2,293	2,243	357
Reductions
Payments	(1,605)	(706)	(5,511)	(1,230)	(972)
Return to Accrual Status	(301)	(116)	(1,267)	-	(1,038)
Sales of Foreclosed Real Estate	-	(1,292)	-	-	-
Charge-offs / Write-downs	(19)	-	(1)	-	(1)
Total Reductions	(1,925)	(2,114)	(6,779)	(1,230)	(2,011)
Balance at End of Quarter	$12,647	$13,868	$15,493	$19,979	$18,966

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2022	2022	2021	2022	2021
Balance at Beginning of Period	$152,927	$154,098	$174,708	$164,297	$221,303

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(196)	(147)	(217)	(925)	(1,117)
Consumer
Residential Mortgage	-	-	-	(80)	(316)
Home Equity	(10)	-	(5)	(100)	(417)
Automobile	(1,171)	(794)	(1,045)	(4,652)	(4,939)
Other [1]	(1,846)	(1,924)	(2,007)	(7,585)	(10,530)
Total Loans and Leases Charged-Off	(3,223)	(2,865)	(3,274)	(13,342)	(17,319)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	87	45	132	552	506
Consumer
Residential Mortgage	63	156	858	1,193	2,467
Home Equity	202	367	390	1,500	1,666
Automobile	412	441	476	2,276	3,510
Other [1]	604	709	746	2,702	3,205
Total Recoveries on Loans and Leases Previously Charged-Off	1,368	1,718	2,602	8,223	11,354
Net Charged-Off - Loans and Leases	(1,855)	(1,147)	(672)	(5,119)	(5,965)
Net Charged-Off - Accrued Interest Receivable	(25)	-	(39)	(131)	(541)
Provision for Credit Losses:
Loans and Leases	(142)	(929)	(9,427)	(8,263)	(52,466)
Accrued Interest Receivable	25	-	(214)	(283)	(1,745)
Unfunded Commitments	317	905	(59)	746	3,711
Total Provision for Credit Losses	$200	$(24)	$(9,700)	$(7,800)	$(50,500)
Balance at End of Period	151,247	152,927	164,297	151,247	164,297
Components
Allowance for Credit Losses - Loans and Leases	$144,439	$146,436	$157,821	$144,439	$157,821
Allowance for Credit Losses - Accrued Interest Receivable	-	-	414	-	414
Reserve for Unfunded Commitments	6,808	6,491	6,062	6,808	6,062
Total Reserve for Credit Losses	$151,247	$152,927	$164,297	$151,247	$164,297

Average Loans and Leases Outstanding	$13,452,791	$13,126,717	$12,086,705	$12,896,510	$12,023,669

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.05%	0.03%	0.02%	0.04%	0.05%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.06%	1.10%	1.29%	1.06%	1.29%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended December 31, 2022
Net Interest Income (Loss)	$94,918	$56,878	$(11,058)	$140,738
Provision for Credit Losses	1,861	(6)	(1,655)	200
Net Interest Income (Loss) After Provision for Credit Losses	93,057	56,884	(9,403)	140,538
Noninterest Income	31,526	8,288	1,358	41,172
Noninterest Expense	(82,383)	(17,587)	(2,733)	(102,703)
Income (Loss) Before Income Taxes	42,200	47,585	(10,778)	79,007
Provision for Income Taxes	(10,846)	(12,005)	5,151	(17,700)
Net Income (Loss)	$31,354	$35,580	$(5,627)	$61,307
Total Assets as of December 31, 2022	$8,545,896	$5,522,916	$9,538,065	$23,606,877

Three Months Ended December 31, 2021 [1]
Net Interest Income	$71,146	$48,140	$7,102	$126,388
Provision for Credit Losses	676	(4)	(10,372)	(9,700)
Net Interest Income After Provision for Credit Losses	70,470	48,144	17,474	136,088
Noninterest Income	32,948	8,298	1,328	42,574
Noninterest Expense	(81,385)	(17,127)	(3,166)	(101,678)
Income Before Income Taxes	22,033	39,315	15,636	76,984
Provision for Income Taxes	(5,609)	(9,436)	1,898	(13,147)
Net Income	$16,424	$29,879	$17,534	$63,837
Total Assets as of December 31, 2021 [1]	$7,701,447	$5,107,001	$9,976,493	$22,784,941

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Year Ended December 31, 2022 [1]
Net Interest Income	$327,940	$209,272	$3,346	$540,558
Provision for Credit Losses	5,324	(205)	(12,919)	(7,800)
Net Interest Income After Provision for Credit Losses	322,616	209,477	16,265	548,358
Noninterest Income	126,336	25,937	5,268	157,541
Noninterest Expense	(330,561)	(70,601)	(14,103)	(415,265)
Income Before Income Taxes	118,391	164,813	7,430	290,634
Provision for Income Taxes	(29,974)	(40,659)	5,803	(64,830)
Net Income	$88,417	$124,154	$13,233	$225,804
Total Assets as of December 31, 2022 [1]	$8,545,896	$5,522,916	$9,538,065	$23,606,877

Year Ended December 31, 2021 [1]
Net Interest Income	$284,597	$194,409	$18,284	$497,290
Provision for Credit Losses	5,764	201	(56,465)	(50,500)
Net Interest Income After Provision for Credit Losses	278,833	194,208	74,749	547,790
Noninterest Income	131,292	30,637	9,424	171,353
Noninterest Expense	(304,177)	(64,470)	(24,942)	(393,589)
Income Before Income Taxes	105,948	160,375	59,231	325,554
Provision for Income Taxes	(26,474)	(39,070)	(6,638)	(72,182)
Net Income	$79,474	$121,305	$52,593	$253,372
Total Assets as of December 31, 2021 [1]	$7,701,447	$5,107,001	$9,976,493	$22,784,941

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2022	2022	2022	2022	2021
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$128,683	$115,013	$101,663	$94,439	$97,853
Income on Investment Securities
Available-for-Sale	18,476	16,995	17,984	17,100	15,850
Held-to-Maturity	23,708	20,243	18,838	18,701	18,325
Deposits	13	10	5	4	1
Funds Sold	1,093	2,335	719	127	104
Other	340	322	353	202	176
Total Interest Income	172,313	154,918	139,562	130,573	132,309
Interest Expense
Deposits	23,494	10,296	3,535	2,353	2,898
Securities Sold Under Agreements to Repurchase	4,289	2,745	2,794	2,772	2,834
Funds Purchased	318	40	57	2	6
Short-Term Borrowings	1,978	-	92	-	-
Other Debt	1,496	182	182	183	183
Total Interest Expense	31,575	13,263	6,660	5,310	5,921
Net Interest Income	140,738	141,655	132,902	125,263	126,388
Provision for Credit Losses	200	-	(2,500)	(5,500)	(9,700)
Net Interest Income After Provision for Credit Losses	140,538	141,655	135,402	130,763	136,088
Noninterest Income
Trust and Asset Management	10,652	10,418	11,457	11,276	11,693
Mortgage Banking	991	1,002	1,247	2,740	2,908
Service Charges on Deposit Accounts	7,513	7,526	7,309	7,272	6,861
Fees, Exchange, and Other Service Charges	13,906	13,863	14,193	12,952	14,439
Investment Securities Losses, Net	(1,124)	(2,147)	(1,295)	(1,545)	(1,258)
Annuity and Insurance	1,087	1,034	870	791	876
Bank-Owned Life Insurance	2,475	2,486	2,658	2,349	1,907
Other	5,672	(3,522)	5,719	7,716	5,148
Total Noninterest Income	41,172	30,660	42,158	43,551	42,574
Noninterest Expense
Salaries and Benefits	57,639	59,938	57,769	59,924	59,434
Net Occupancy	9,499	10,186	9,930	9,826	9,028
Net Equipment	9,942	9,736	9,543	9,153	9,105
Data Processing	4,579	4,616	4,607	4,560	4,696
Professional Fees	3,958	3,799	3,542	3,258	3,427
FDIC Insurance	1,774	1,680	1,590	1,502	1,619
Other	15,312	15,794	15,958	15,651	14,369
Total Noninterest Expense	102,703	105,749	102,939	103,874	101,678
Income Before Provision for Income Taxes	79,007	66,566	74,621	70,440	76,984
Provision for Income Taxes	17,700	13,765	17,759	15,606	13,147
Net Income	$61,307	$52,801	$56,862	$54,834	$63,837
Preferred Stock Dividends	1,969	1,969	1,969	1,969	1,969
Net Income Available to Common Shareholders	$59,338	$50,832	$54,893	$52,865	$61,868

Basic Earnings Per Common Share	$1.51	$1.28	$1.38	$1.33	$1.56
Diluted Earnings Per Common Share	$1.50	$1.28	$1.38	$1.32	$1.55

Balance Sheet Totals
Loans and Leases	$13,646,420	$13,321,606	$12,951,573	$12,544,492	$12,259,076
Total Assets	23,606,877	23,134,040	23,232,699	23,000,317	22,784,941
Total Deposits	20,615,696	20,888,773	21,025,681	20,716,287	20,360,108
Total Shareholders' Equity	1,316,995	1,282,384	1,348,746	1,448,885	1,611,611

Performance Ratios
Return on Average Assets	1.05%	0.91%	1.00%	0.97%	1.12%
Return on Average Shareholders' Equity	18.91	15.31	16.40	14.18	15.92
Return on Average Common Equity	21.28	16.98	18.19	15.44	17.40
Efficiency Ratio [1]	56.46	61.37	58.80	61.53	60.18
Net Interest Margin [2]	2.60	2.60	2.47	2.34	2.34

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eleven Months Ended		Year Ended
(dollars in millions; jobs in thousands)	November 30, 2022		December 31, 2021		December 31, 2020
Hawaii Economic Trends
State General Fund Revenues [1]	$8,675.9	16.7%	$8,137.9	26.9%	$6,415.1	(12.3)%
General Excise and Use Tax Revenue [1]	3,916.3	18.9	3,604.3	18.6	3,038.8	(15.6)
Jobs [2]	652.3		642.6		594.4

				November 31,	December 31,
				2022	2021	2020
Unemployment, seasonally adjusted [3]
Statewide				3.3%	4.3%	9.8%
Honolulu County				3.4	4.0	8.8
Hawaii County				3.0	4.2	9.3
Maui County				3.5	5.4	13.9
Kauai County				3.2	6.0	13.6

			December 31,
(1-year percentage change, except months of inventory)			2022	2021	2020	2019
Housing Trends (Single Family Oahu) [4]
Median Home Price			11.6%	19.3%	5.2%	(0.1)%
Home Sales Volume (units)			(23.2)%	17.9%	2.3%	3.9%
Months of Inventory			2.1	0.8	1.4	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
November 30, 2022				725.5		18.2%
October 31, 2022				726.1		31.8
September 30, 2022				691.8		37.1
August 31, 2022				829.7		14.8
July 31, 2022				919.2		4.5
June 30, 2022				841.8		6.4
May 31, 2022				774.1		22.9
April 30, 2022				809.6		67.3
March 31, 2022				785.7		78.7
February 28, 2022				623.7		165.1
January 31, 2022				567.2		229.8
December 31,2021				753.7		219.6
November 30, 2021				614.0		234.1
October 31, 2021				550.8		618.2
September 30, 2021				504.6		2,641.0
August 31, 2021				723.0		2,995.6
July 31, 2021				879.6		3,798.4
June 30, 2021				791.1		4,534.7
May 31, 2021				629.7		6,807.4
April 30, 2021				484.1		10,506.3
March 31, 2021				439.8		1.1
February 28, 2021				235.3		(71.6)
January 31, 2021				172.0		(80.1)

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: University of Hawaii Economic Research Organization (UHERO)
[4] Source: Honolulu Board of Realtors
[5] Source: Hawaii Tourism Authority